Acquisition and Other - Bowtie Life Insurance Company Limited Fair Value of Identifiable Assets and Liabilities Acquired (Details) - Bowtie Life Insurance Company Limited $ in Millions	Jul. 15, 2025 CAD ($)
Disclosure of detailed information about business combination [line items]
Intangible assets and Goodwill	$ 448
Net assets	60
Deferred tax liability	(8)
Total identifiable net assets at fair value	500
Non-controlling interests	(221)
Existing ownership interest remeasured to fair value	224
Total consideration	$ 55